SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement
( )  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                  Mentor Funds
                           Mentor Cash Resource Trust
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)




      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)     No fee required

(  )    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

(  )    Fee paid previously with preliminary materials.

(  )    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule, or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                       [LOGO OF MENTOR INVESTMENT GROUP]

November 3, 1999

Dear Shareholder:

  I am writing to shareholders of Mentor Funds and Cash Resource Trust to inform you of a joint special shareholder meeting to be held on December 15, 1999. Before that meeting I would like your vote on an important issue affecting your fund as described in the attached proxy statement.

  The proxy statement includes a proposal relating to the election of thirteen persons to the Board of Trustees. This proposal is intended to unify the Mentor and Evergreen fund families under one Board of Trustees beginning in December 1999.

  The Board of Trustees has unanimously approved the proposal and recommends that you vote FOR the proposal described within this document.

  I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, either complete, date, sign and return your proxy card(s) in the enclosed postage-paid envelope today or vote by calling toll-free 1-800-932-9931. You may receive more than one proxy card if you own shares in more than one fund. Please sign and return or otherwise vote each card you receive. Instructions on how to complete the proxy card are included immediately after the Notice of Special Meeting.

  If you have any questions about the proxy, you may call Shareholder Communications Corporation at 1-800-932-9931.

  Thank you for taking this matter seriously and participating in this important process.

                                       Sincerely,

                                       Paul F. Costello
                                       President
                                       Mentor Funds
                                       Cash Resource Trust

             . 200 Berkeley Street . Boston, Massachusetts 02116 .

                                 MENTOR FUNDS
                              CASH RESOURCE TRUST
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                             ---------------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 15, 1999

                             ---------------------

  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the following series (each a "Fund" and together, the "Funds") of the following Mentor business trusts: Mentor Funds--Evergreen Reserve Money Market Fund (formerly Mentor Money Market Portfolio), Evergreen Reserve U.S. Government Money Market Fund (formerly Mentor U.S. Government Money Market Portfolio), and Evergreen Reserve Tax-Exempt Money Market Fund (formerly Mentor Tax-Exempt Money Market Portfolio), and Cash Resource Trust--Evergreen CRT Money Market Fund (formerly Cash Resource Money Market Fund), Evergreen U.S. Government Money Market Fund (formerly Cash Resource U.S. Government Money Market Fund), Evergreen CRT Tax-Exempt Money Market Fund (formerly Cash Resource Tax-Exempt Money Market Fund), Evergreen CRT California Tax-Exempt Money Market Fund (formerly Cash Resource California Tax-Exempt Money Market
Fund), and Evergreen CRT New York Tax-Exempt Money Market Fund (formerly Cash Resource New York Tax-Exempt Money Market Fund) will be held at the offices of Mentor Funds and Cash Resource Trust, 200 Berkeley Street, Boston, Massachusetts 02116 on Wednesday, December 15, 1999 at 2:00 p.m., Eastern time, for the following purpose:

    1. To elect a Board of thirteen Trustees to hold office for the term specified and until their successors are duly elected and qualified.

    2. To transact any other business which may properly come before the Meeting or any adjournments thereof.

  The close of business on October 18, 1999 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                               By Order of the Board of
                                               Trustees

                                               Michael H. Koonce
                                               Secretary

November 3, 1999

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

  The following general rules for signing proxy cards may be of assistance to you and may help to avoid time and expense involved in validating your vote if you fail to sign your proxy card properly.

  1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card,

  2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

  3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the registration. For example:

   REGISTRATION                       VALID SIGNATURE
   CORPORATE ACCOUNTS
   (1)ABC Corp.                       (1)ABC Corp.
   (2)ABC Corp.                       (2)John Doe, Treasurer
   (3) ABC Corp.                      (3)John Doe, Treasurer
       c/o John Doe, Treasurer
   (4)ABC Corp. Profit Sharing Plan   (4)John Doe, Trustee
   TRUST ACCOUNTS
   (1)ABC Trust                       (1)Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee           (2)Jane B. Doe
       u/t/d 12/28/78
   CUSTODIAL OR ESTATE ACCOUNTS
   (1) John B. Smith, Cust.           (1)John B. Smith
       f/b/o John B. Smith, Jr. UGMA
   (2)John B. Smith                   (2)John B. Smith, Jr. Executor

                                 MENTOR FUNDS
                              CASH RESOURCE TRUST
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 15, 1999

  This proxy statement is furnished in connection with the solicitation by the respective Boards of Trustees of Mentor Funds and Cash Resource Trust (each a "Mentor Trust" and together, the "Mentor Trusts") for the joint special meeting of shareholders to be held on Wednesday, December 15, 1999, at the offices of Mentor Funds and Cash Resource Trust, 200 Berkeley Street, Boston, Massachusetts 02116 at 2:00 p.m., and any adjournments thereof (the "Meeting"). A notice of the Meeting and a proxy card (or proxy cards if you are a shareholder of more than one Fund) accompany this proxy statement.
Shareholders of record at the close of business on October 18, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying Notice of Meeting and proxy card(s) are first being mailed to shareholders on or about November 3, 1999.

  The shares of the Mentor Trusts entitled to vote at the Meeting are issued in one or more separate series representing one or more investment portfolios, each of which is referred to herein as a "Fund." As used in this proxy statement, each Mentor Trust's Board of Trustees is referred to as a "Board."

  Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominees for Trustee. A proxy may be revoked at any time prior to its use by filing with the Secretary of the Mentor Trust an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and election to vote in person.

  Effective October 29, 1999 the following name changes were made to each series of the Mentor Trusts: (1) for Mentor Funds each series replaced "Mentor" and "Portfolio" with "Evergreen Reserve" and "Fund," respectively, and (2) for Cash Resource Trust each series replaced "Cash Resource" with "Evergreen CRT" (with the exception of Cash Resource U.S. Government Fund which replaced "Cash Resource" with "Evergreen").

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
PART I

PROPOSAL--THE ELECTION OF TRUSTEES.......................................   3

PART II

VOTING INFORMATION CONCERNING THE MEETING................................  11

ADDITIONAL INFORMATION...................................................  12

  Payment of Expenses....................................................  12

  Beneficial Ownership...................................................  12

  Annual and Semi-Annual Reports to Shareholders.........................  13

OTHER BUSINESS...........................................................  13

EXHIBIT A--NUMBER OF SHARES OF THE FUND OUTSTANDING AS OF THE CLOSE OF
  BUSINESS ON OCTOBER 18, 1999........................................... A-1

EXHIBIT B--VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF............... B-1

                                    PART I

                             ELECTION OF TRUSTEES

  The Funds and other portfolios or funds of the Mentor fund family are advised by affiliates of First Union National Bank ("FUNB"). FUNB and its affiliates also advise the Evergreen Funds. The Mentor Funds and the Evergreen Funds are in the process of being combined and a part of that process involves the creation of a single board of trustees to oversee the operations of the funds.

  The first proposal is to elect each of the thirteen individuals nominated as a Trustee to hold office until a successor is elected and qualifies or until death, retirement, resignation or removal from office. The Board of Trustees of the Trusts, including a majority of its Independent Trustees (i.e., those Trustees of the Trusts who are not "interested persons" of the Trusts as defined in the Investment Company Act of 1940 (the "1940 Act"), has nominated for election as Trustees the thirteen individuals described below. Arnold H. Dreyfuss and Louis W. Moelchert, Jr. are current Trustees of the Funds. None of the individuals nominated are interested persons of the Funds.

  It is not expected that any of the nominees will decline or become unavailable for election. In case this should happen, the discretionary power given in the Proxy may be used to vote for a substitute nominee or nominees or to fix the number of Trustees at less than thirteen. Proxies cannot be voted for a greater number of persons than the nominees named. Each nominee has consented to being named in this Proxy Statement and to serve as a Trustee if elected. The nominees for election as Trustees of the Mentor Trusts and certain information about them is set forth below:

                                          Principal Occupations
       Name          Trustee Since        During Past Five Years
       ----         ---------------  --------------------------------
Laurence B.              -- --       Real estate developer and con-
  Ashkin...........                  struction consultant; President
  Age 71                             of Centrum Equities (real estate
                                     development) and Centrum Proper-
                                     ties, Inc. (real estate develop-
                                     ment); and Trustee of the vari-
                                     ous investment companies that
                                     comprise the Evergreen family of
                                     funds.

Charles A. Austin        -- --       Investment Counselor to Appleton
  III..............                  Partners, Inc. (investment ad-
  Age 65                             vice); former Director, Execu-
                                     tive Vice President and Treasur-
                                     er, State Street Research & Man-
                                     agement Company (investment ad-
                                     vice); Director, The Andover
                                     Companies (insurance); Trustee,
                                     Arthritis Foundation of New En-
                                     gland; and Trustee of the vari-
                                     ous investment companies that
                                     comprise the Evergreen family of
                                     funds.

                                           Principal Occupations
       Name           Trustee Since        During Past Five Years
       ----          ---------------  --------------------------------
K. Dun Gifford.....       -- --       Trustee, Treasurer and Chairman
  Age 61                              of the Finance Committee, Cam-
                                      bridge College; Chairman Emeri-
                                      tus and Director, American In-
                                      stitute of Food and Wine; Chair-
                                      man and President, Oldways Pres-
                                      ervation and Exchange Trust (ed-
                                      ucation); former Chairman of the
                                      Board, Director, and Executive
                                      Vice President, The London Har-
                                      ness Company (leather goods pur-
                                      veyor); former Managing Partner,
                                      Roscommon Capital Corp.; former
                                      Chief Executive Officer, Gifford
                                      Gifts of Fine Foods; former
                                      Chairman, Gifford, Drescher &
                                      Associates (environmental con-
                                      sulting); and Trustee of the
                                      various investment companies
                                      that comprise the Evergreen fam-
                                      ily of funds.

Leroy Keith, Jr. ..       -- --       Chairman of the Board and Chief
  Age 60                              Executive Officer, Carson Prod-
                                      ucts Company (manufacturing);
                                      Director, Phoenix Total Return
                                      Fund and Equifax, Inc. (world-
                                      wide information management);
                                      Trustee of Phoenix Series Fund,
                                      Phoenix Multi-Portfolio Fund,
                                      and The Phoenix Big Edge Series
                                      Fund; former President, More-
                                      house College; and Trustee of
                                      the various investment companies
                                      that comprise the Evergreen fam-
                                      ily of funds.

Gerald M.                 -- --       Sales Representative with Nucor-
  McDonnell........                   Yamoto, Inc. (steel producer);
  Age 60                              and Trustee of the various in-
                                      vestment companies that comprise
                                      the Evergreen family of funds.

                                                    Principal Occupations
       Name                    Trustee Since        During Past Five Years
       ----                   ---------------  --------------------------------
Thomas L. McVerry....              -- --       Former Director, Carolina
  Age 61                                       Cooperative Credit Union; former
                                               Vice President and Director,
                                               Rexham Corporation (manu-
                                               facturing);  and Trustee of the
                                               various investment companies
                                               that comprise the Evergreen fam-
                                               ily of funds.

William Walt Pettit..              -- --       Partner in the law firm of Wil-
  Age 44                                       liam Walt Pettit, P.A.; and
                                               Trustee of the various invest-
                                               ment companies that comprise the
                                               Evergreen family of funds.

David M. Richardson..              -- --       Vice Chair and former Executive
  Age 58                                       Vice President, DHR Internation-
                                               al, Inc. (executive recruit-
                                               ment); former Senior Vice Presi-
                                               dent, Boyden International Inc.
                                               (executive recruitment); Direc-
                                               tor, Commerce and Industry Asso-
                                               ciation of New Jersey, 411 In-
                                               ternational, Inc. (communica-
                                               tions), and J&M Cumming Paper
                                               Co.; and Trustee of the various
                                               investment companies that com-
                                               prise the Evergreen family of
                                               funds.

Russell A. Salton, III MD...       -- --       Medical Director, U.S. Health
  Age 52                                       Care/Aetna Health Services; for-
                                               mer Managed Health Care Consul-
                                               tant; and former President, Pri-
                                               mary Physician Care; and Trustee
                                               of the various investment compa-
                                               nies that comprise the Evergreen
                                               family of funds.

Michael S. Scofield..              -- --       Attorney, Law Offices of Michael
  Age 56                                       S. Scofield; and Trustee of the
                                               various investment companies
                                               that comprise the Evergreen fam-
                                               ily of funds.

                                                  Principal Occupations
       Name                  Trustee Since        During Past Five Years
       ----                 ---------------  --------------------------------
Richard J. Shima...              -- --       Independent Consultant; former
  Age 60                                     Chairman, Environmental Warran-
                                             ty, Inc. (insurance agency);
                                             former Executive Consultant,
                                             Drake Beam Morin, Inc. (execu-
                                             tive outplacement); Director,
                                             CTG Resources, Inc. (natural
                                             gas), Hartford Hospital, Old
                                             State House Association, and En-
                                             hance Financial Services, Inc.
                                             (financial guaranty insurance);
                                             former Director, Middlesex Mu-
                                             tual Assurance Company
                                             (property/casualty insurance);
                                             former Chairman, Board of Trust-
                                             ees, Hartford Graduate Center;
                                             Trustee, Greater Hartford YMCA;
                                             and Trustee of the various in-
                                             vestment companies that comprise
                                             the Evergreen family of funds.

Arnold H.                         1992       Chairman, Eskimo Pie Corpora-
  Dreyfuss*.........                          tion; Trustee, Mentor Funds,
  Age 70                                     Mentor Variable Investment Port-
                                             folios, Mentor Institutional
                                             Trust, and Cash Resource Trust;
                                             Director, Mentor Income Fund,
                                             Inc. and America's Utility Fund,
                                             Inc.; Formerly, Chairman and
                                             Chief Executive Officer, Hamil-
                                             ton Beach/Proctor-Silex, Inc.

Louis W. Moelchert, Jr.*..        1992       Vice President for Investments,
  Age 57                                     University of Richmond; Direc-
                                             tor, Mentor Income Fund, Inc.
                                             and America's Utility Fund,
                                             Inc.; Trustee, Mentor Variable
                                             Investment Portfolios, Mentor
                                             Funds, Mentor Institutional
                                             Trust, and Cash Resource Trust

----------
* It is anticipated that Messrs. Dreyfuss and Moelchert will be nominated to serve as Trustees of the various Evergreen Funds.

Remuneration of Current Trustees.

  Each Trustee who is not an officer or employee of Mentor Investment Advisors, LLC ("Mentor Advisors"), the Funds' investment adviser, or its affiliates, received an annual fee of $20,000 from the Mentor Family of Funds. The term "Mentor Family of Funds" includes the America's Utility Fund, Inc., Mentor Income Fund, Inc., Mentor Funds, Mentor Variable Investment Portfolios, Mentor Institutional Trust, and Cash Resource Trust. A portion of the annual fee was paid by the Funds based on the amount of each Fund's net assets in relation to the net assets of the Mentor Family of Funds as a whole. In addition, the Trustees received a fee of $3,000 for each meeting attended. Members of the Audit Committee received a fee of $1,000 for each meeting of the Audit Committee they attended, in addition to which the Chairman of the Audit Committee received an annual fee of $2,000. The Funds did not pay any compensation to their officers or Trustees who are affiliated with Mentor Advisors.

  The following tables set forth the aggregate compensation paid by each of the Mentor Trusts to each non-interested Trustee for the most recently completed fiscal year-end. The Total Compensation column listed below includes compensation paid to each of the Trustees for his services as a Trustee or Director of one or more of America's Utility Fund, Inc., Mentor Income Fund, Inc., Mentor Funds, Mentor Variable Investment Portfolios, Mentor Institutional Trust, and Cash Resource Trust (the "Trusts") for the year ended December 31, 1998. The Fund and the Trusts are considered part of the same "Fund Complex" for this purpose.

                                  Aggregate Compensation
                                  From Mentor Funds for
                                    Fiscal Year Ended    Total Compensation From
Name of Trustee                     September 30, 1999     Mentor Fund Complex
---------------                   ---------------------- -----------------------
Jerry R. Barrentine..............         $6,288                 $41,000
Arnold H. Dreyfuss...............         $6,288                 $34,000
Arch T. Allen, III...............         $6,067                 $35,000
Troy A. Peery, Jr................         $6,067                 $32,000
Weston E. Edwards................         $6,180                 $42,000
J. Garnett Nelson................         $6,067                 $40,000
Thomas F. Keller.................         $5,458                 $29,000
Louis W. Moelchert, Jr...........         $6,288                 $33,000

                                Aggregate Compensation
                               From Cash Resource Trust
                                For Fiscal Year Ended   Total Compensation From
Name of Trustee                     July 31, 1999         Mentor Fund Complex
---------------                ------------------------ -----------------------
Jerry R. Barrentine...........         $22,122                  $41,000
Arnold H. Dreyfuss............         $22,122                  $34,000
Arch T. Allen, III............         $21,388                  $35,000
Troy A. Peery, Jr.............         $21,382                  $32,000
Weston E. Edwards.............         $21,737                  $42,000
J. Garnett Nelson.............         $21,388                  $40,000
Thomas F. Keller..............         $19,139                  $29,000
Louis W. Moelchert, Jr........         $22,122                  $33,000

Remuneration of Nominated Trustees.

  For the year ended December 31, 1999, each nominated Trustee who is currently a Trustee of the Evergreen Funds will receive an annual retainer fee of $50,000 from the Evergreen Funds. The Chairman of the Board of Trustees receives an additional fee of $25,000. Each member of the Board also receives a $5,000 fee for each meeting attended.

  In addition, the Evergreen Board of Trustees has a standing Audit Committee, Performance Committee and Executive Committee. Each member of the Audit Committee receives an annual fee of $5,000 and the Chairman of the Audit Committee receives an annual fee of $15,000. For participation on the Performance Committee, each member receives an annual fee of $5,000 and the Chairman of the Performance Committee receives an annual fee of $15,000. Lastly, members of the Executive Committee receives a $500 fee for each Committee meeting attended.

  Each of the Evergreen Funds pays for the Trustees compensation based on the amount of its net assets in relation to the net assets of the Evergreen Funds as a whole. During 1999, the Evergreen Funds included: Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen Money Market Trust, Evergreen Municipal Trust, Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust. For the year ended December 31, 1998, the nominees who served on the Evergreen Board of Trustees received the following compensation from the Evergreen Funds: Ashkin $75,500, Austin $75,500, Gifford $73,000, Keith $73,000, McDonnell $75,500, McVerry $86,500, Pettit $68,000, Richardson $73,300, Salton $79,000, Scofield $79,500 and Shima $73,000.

  During each Mentor Trust's most recently completed fiscal year, there were four meetings of the Mentor Board of Trustees. Each of the incumbent Trustees who served as a Trustee during each Mentor Trust's most recently completed fiscal year attended at least 75% of the meetings of the Mentor Board of Trustees.

Officers

  Officers of the Funds are appointed by the Trustees and serve at the pleasure of the Board. The current officers of the Funds are as follows:

                                            Principal Occupations
     Name; Age             Title           During Past Five Years
     ---------       ----------------  -------------------------------
Paul F. Costello...      President     Senior Vice President and Chief
  Age 39                               administrative Officer of First
                                       Union Securities, Inc., former
                                       Managing Director of Mentor In-
                                       vestment Group, LLC and Mentor
                                       Investment Advisors, LLC; former
                                       Director, Mentor Perpetual Advisors
                                       LLC; President, Mentor Funds, Mentor
                                       Variable Investment Portfolios,
                                       America's Utility Fund, Inc.,
                                       Mentor Income Fund, Inc., Men-
                                       tor Institutional Trust, and
                                       Cash Resource Trust.

Michael Wade.......      Treasurer     Vice President and Treasurer,
  Age 32                               Mentor Investment Group, LLC
                                       and Mentor Investment Advisors,
                                       LLC; Treasurer, Mentor Funds,
                                       Mentor Variable Investment
                                       Portfolios, Cash Resource
                                       Trust, Mentor Institutional
                                       Trust, Mentor Income Fund,
                                       Inc., and America's Utility
                                       Fund, Inc.

Michael H. Koonce..      Secretary     Senior Vice President and As-
  Age 39                               sistant General Counsel, First
                                       Union Corporation; former Se-
                                       nior Vice President and General
                                       Counsel, Colonial Management
                                       Associates, Inc.

Investment Advisor, Principal Underwriter and Administrator.

  Mentor Advisors, a Virginia limited liability company, serves as investment advisor to each of the Funds. Mentor Advisors is an indirect wholly-owned subsidiary of First Union Corporation. The business address of Mentor Advisors is 901 East Byrd Street, Richmond, Virginia 23219. The business address of First Union Corporation is 301 South College Street, Charlotte, North Carolina 28288-0013. Evergreen Distributor, Inc. ("EDI"), a New York corporation, serves as principal underwriter to each of the Funds. EDI is an affiliate of BISYS located at 90 Park Avenue, New York, New York 10016. Evergreen Investment Services, Inc. ("EIS"), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as administrator to the Funds.

Required vote.

  The election of the nominees to the Board of Trustees requires the vote of a plurality of the shares voted.

  THE BOARD OF TRUSTEES OF EACH MENTOR TRUST RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS A TRUSTEE OF THE TRUST.

                                    PART II

                   VOTING INFORMATION CONCERNING THE MEETING

Voting of proxies.

  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of more than fifty percent, in the case of Mentor Funds, and thirty percent, in the case of Cash Resource Trust, of the total number of outstanding shares entitled to vote at the Meeting present in person or represented by proxy will constitute a quorum for the Meeting for each of the Funds of Mentor Funds and each of the Funds of Cash Resource Trust.

  If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposal listed thereon and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the appropriate Mentor Trust, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in absence of such specifications, FOR the election of each Trustee.

  Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. The number of shares of each class of each Fund outstanding as of the close of business on October 18, 1999 is set forth in Exhibit A.

  If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Any proxy given by you is revocable.

  In the event that sufficient votes to approve a proposal are not received by December 15, 1999, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. For Mentor Funds, any such adjournment will require an affirmative vote of a plurality of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned. For Cash Resource Trust, any number of votes less than the quorum requirement is sufficient for adjournment. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

  Neither Mentor Trust is required or intends to hold annual or any other periodic meeting of shareholders except as may be required by the 1940 Act. If the proposed election of Trustees is not approved, the next meeting of the shareholders of each mentor Trust will be held as such time as the Board may determine or as may be legally required. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Mentor Trusts at the address set forth on the cover of this proxy statement such that they will be received by the Trust in a reasonable period of time prior to any such meeting.

  NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise each Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                            ADDITIONAL INFORMATION

Payment of Expenses

  Mentor Funds and Cash Resource Trust will pay the expenses of the preparation, printing and mailing to the Funds' shareholders of the proxy card, accompanying notice of meeting and this proxy statement and any supplementary solicitation of shareholders.

Beneficial Ownership

  Exhibit B contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding shares, as of October 18, 1999. On that date, the existing Trustees, Trustee nominees and officers of each Fund, together as a group, beneficially owned less than one percent of the Funds' outstanding shares.

  The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, Trustee nominees and officers of such Mentor Trust, and/or on records of the Funds' transfer agent.

Annual and Semi-Annual Reports to Shareholders

  Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to Shareholder Communication Corporation at 1-800-932-9931 or writing Evergreen Service Company at 200 Berkeley Street, Boston, Massachusetts 02116.

                                OTHER BUSINESS

  The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board of Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

  EACH BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

November 3, 1999

                                                                       EXHIBIT A

                         NUMBER OF SHARES OF EACH CLASS
                       OF EACH FUND OUTSTANDING AS OF THE
                     CLOSE OF BUSINESS ON OCTOBER 18, 1999

I. Mentor Funds

Mentor Money Market Portfolio
  Class I.......................................................  37,068,536.650
  Class R....................................................... 329,299,500.930
Mentor U.S. Government Money Market Portfolio
  Class I....................................................... 117,634,991.350
  Class R....................................................... 110,697,939.920
Mentor Tax-Exempt Money Market Portfolio
  Class R.......................................................  64,980,236.410

II. Cash Resource Trust

Cash Resource Money Market Fund
  Class A..................................................... 4,961,399,986.770
Cash Resource U.S. Government Money Market Fund
  Class A..................................................... 3,577,861,820.360
Cash Resource Tax Exempt Money Market Fund
  Class A.....................................................   785,943,247.310
Cash Resource California Tax-Exempt Money Market Fund
  Class A.....................................................   101,918,714.460
Cash Resource New York Tax-Exempt Money Market Fund
  Class A.....................................................    20,336,279.100

                                                                      EXHIBIT B

  As of October 18, 1999 (the Record Date), the current Trustees, Trustee nominees and Officers of each Fund owned as a group less than 1% of the outstanding voting securities of any Fund. As of the Record Date, the following shareholders were known to the Mentor Trusts to own beneficially 5% or more of the shares of a Fund:

                                                                               Percent of
                             Name and Address of                Shares         Outstanding
Name of Fund                     Record Owner        Class       Owned       Shares of Class
------------              -------------------------- ----- ----------------- ---------------
Evergreen CRT             BNY Clearing Services        A    3,299,457,712.73      66.5%
 Money Market Fund        Mentor CRT Money Market
                          Special Custody Accounts
                          FBO Everen Customers
                          111 E Kilbourn
                          Milwaukee, WI 53202-6611

                          First Clearing Corp.              1,664,135,176.06      33.5%
                          ATTN: Money Market Dept.
                          10700 N Park Dr.
                          Glen Allen, VA 23060-9243

Evergreen U.S.            First Clearing Corp.         A   2,372,575,095.070     66.31%
 Government Money Market  ATTN: Money Market Dept.
 Fund                     10700 N Park Dr.
                          Glen Allen, VA 23060-9243

                          BNY Clearing Services            1,198,464,553.340     33.49%
                          Mentor CRT US Government
                          Special Custody Accounts
                          FBO Everen Customers
                          111 E Kilbourn
                          Milwaukee, WI 53202-6611

                          First Clearing Corporation             249,601.490      11.6%
                          A/C 6337-4931
                          William H Neely &
                          Janet K Neely
                          1721 Harness Pl.
                          Brentwood, TN 37027-8122

                          First Clearing Corporation             221,698.790      10.3%
                          A/C 3297-2687
                          Clyde D Forney
                          250 Forney Rd.
                          Lebanon, PA 17042-9344

                          Everen Securities, Inc.                199,113.730       9.2%
                          A/C 4661-7324
                          Susan K Kokott TR
                          111 East Kilbourn Avenue
                          Milwaukee, WI 53202-6611


                                                                             Percent of
                             Name and Address of               Shares        Outstanding
Name of Fund                     Record Owner        Class      Owned      Shares of Class
------------              -------------------------- ----- --------------- ---------------
Evergreen U.S.            First Clearing Corporation           114,770.950       5.3%
  Government Money        A/C 4476-6668
  Market Fund (Cont.)     Phillip Jarrell IRA
                          WFS AS Custodian
                          PO Box 94
                          Dry Creek, WV 25062-0094

                          First Clearing Corporation           111,005.350       5.1%
                          A/C 8422-2955
                          Eula Mae Jamison Williams
                          PO Box 36
                          Pembroke, VA 24136-0036

                          First Clearing Corporation           108,928.970       5.0%
                          A/C 7114-7312
                          William w Reams &
                          Lynn T Reams
                          185 Chipmunk Ct.
                          Massanutten, VA 22840

                          Everen Securities, Inc.              726,652.520       6.3%
                          A/C 7422-8502
                          Michael K Spaulding
                          111 East Kilbourn Avenue
                          Milwaukee, WI 53202-6611

Evergreen CRT Tax-Exempt  BNY Clearing Services        A   398,183,455.910      50.6%
  Money Market Fund       Mentor CRT Tax Exempt
                          Special Custody Accounts
                          FBO Everen Customers
                          111 E Kilbourn
                          Milwaukee, WI 53202-6611

                          First Clearing Corp.             387,759,791.400      49.3%
                          ATTN: Money Market Dept.
                          10700 N Park Dr.
                          Glen Allen, VA 23060-9243

Evergreen CRT CA Tax-     BNY Clearing Services        A     95,330,042.17     93.54%
  Exempt Money Market     Mentor CRT CA Tax Exempt
  Fund                    Special Custody Accounts
                          FBO Everen Customers
                          111 E Kilbourn
                          Milwaukee, WI 53202-6611

                          First Clearing Corp.                6,588,672.29      6.56%
                          ATTN: Money Market Dept.
                          10700 N Park Dr.
                          Glen Allen, VA 23060-9243


                                                                           Percent of
                            Name and Address of              Shares        Outstanding
Name of Fund                   Record Owner        Class      Owned      Shares of Class
------------             ------------------------- ----- --------------- ---------------
Evergreen CRT NY Money   First Clearing Corp.        A    11,710,280.530      57.5%
  Market Fund            ATTN: Money Market Dept.
                         10700 N Park Dr.
                         Glen Allen, VA 23060-9243

                         BNY Clearing Services             8,625,998.570      42.4%
                         Mentor CRT NY Tax Exempt
                         Special Custody Accounts
                         FBO Everen Customers
                         111 E Kilbourn
                         Milwaukee, WI 53202-6611

Evergreen Reserve Money  Sussex County               I     4,138,148.240      11.1%
  Market Fund            PO Box 1399
                         Sussex, VA 23884-0399

                         City of Hopewell                  3,886,336.830      10.4%
                         300 N Main St.
                         Hopewell, VA 23860-2740

                         Greensville County                2,569,985.700       6.9%
                         1750 E Atlantic St Rm 213
                         Emporia, VA 23847-6584

                         Dinwiddie County                  2,521,846.390       6.8%
                         PO Box 178
                         Dinwiddie, VA 23841-0178

                         Orange County                     2,493,024.880       6.7%
                         112 West Main St.
                         PO Box 469
                         Orange, VA 22960-0276

                         Lunenburg County                  2,026,563.450       5.4%
                         11512 Courthouse Rd.
                         Lunenburg, VA 23952

                         Franklin County                   2,000,000.000       5.3%
                         102 S Main St.
                         Rocky Mount, VA
                         24151-1539

Evergreen Reserve Money  First Union National Bank   R   329,299,500.930       100%
  Market Fund            Cap Accts
                         230 South Tyron St.
                         Charlotte, NC 28202-3215


                                                                          Percent of
                           Name and Address of              Shares        Outstanding
Name of Fund                  Record Owner        Class      Owned      Shares of Class
------------            ------------------------- ----- --------------- ---------------
Evergreen Reserve U.S.  Chase Manhattan Bank TTEE   I    74,598,737.170        63%
  Government Money      For Everen Capital Corp.
  Market Fund           401 (K)
                        & ESOP Plan
                        ATTN: Dan Litt
                        4 New York PLZ FL 2
                        New York, NY 10004-2413

                        Smyth Co. Community              12,477,563.000      10.6%
                        Hospital
                        VP Finance
                        ATTN: Bill Ennis
                        PO Box 880
                        700 Park BLVD
                        Marion, VA 24354-0880

                        Philip T Cunningham              12,057,305.910      10.2%
                        304 S Saint Asaph St.
                        Alexandria, VA 22314-3746

Evergreen Reserve U.S.  First Union National Bank   R   100,697,939.920       100%
  Government Money      Cap Accts
  Market Fund           230 South Tyron St.
                        Charlotte, NC 28202-3215

Evergreen Reserve Tax-  First Union National Bank   R    64,980,236.410       100%
  Exempt Money Market   Cap Accts
  Fund                  230 South Tyron St.
                        Charlotte, NC 28202-3215

                                  MENTOR FUNDS
                               CASH RESOURCE TRUST

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                           VOTE THIS PROXY CARD TODAY!
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS

                  Please detach at perforation before mailing.

               SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 15, 1999

The undersigned hereby appoints Paul F. Costello,  Michael H. Koonce,  Catherine
E. Foley, and Maureen E. Towle and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced below (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at the offices of Mentor Funds and Cash Resource Trust at 200 Berkeley Street, Boston, Massachusetts 02116 on December 15, 1999, at 2:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your full title.

                              Date:                             , 1999

                              Signature(s)

                              Title(s), if applicable

                                  MENTOR FUNDS
                               CASH RESOURCE TRUST

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
PLEASE INDICATE YOUR VOTE BY PLACING AN "x" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                                          For         Against        For
                                                          All           All          All
                                                        Nominees      Nominees      Except

1.  To elect a Board of thirteen Trustees to hold        [  ]           [  ]         [  ]
    office for the term specified and until their
    successors are duly elected and qualified.

                    Trustee:
                    Laurence B. Ashkin
                    Charles A. Austin III
                    K. Dun Gifford
                    Leroy Keith, Jr.
                    Gerald M. McDonnell
                    Thomas L. McVerry
                    William Walt Pettit
                    David M. Richardson
                    Russell A. Salton, III M.D.
                    Michael S. Scofield
                    Richard J. Shima
                    Arnold H. Dreyfuss
                    Louis W. Moelchert, Jr.


NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name of the nominee on the line below.

               --------------------------------------------------


2.    To transact any other business that may          For          Against       Abstain
      properly come before the meeting or any         [   ]          [   ]         [   ]
      adjournment thereof.